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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 3, 2003

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                                  IMAGEX, INC.
             (Exact name of registrant as specified in its charter)

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         WASHINGTON                   0-26837                 91-1727170
(State or other jurisdiction     (Commission file         (I.R.S. Employer
     of incorporation)                number)            Identification No.)

                         10210 NE POINTS DR., SUITE 200
                           KIRKLAND, WASHINGTON 98033
               (Address of principal executive offices) (Zip code)

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                                 (425) 576-6500
               Registrant's telephone number, including area code

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                                  INAPPLICABLE
          (Former name or former address if changed since last report)

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Item 5. OTHER EVENTS.

      On March 3, 2003, Kinko's, Inc. and ImageX, Inc. ("the Company") issued a press release (which is attached hereto as Exhibit 99.1) announcing that the Company and Kinko's, Inc. have signed a definitive agreement pursuant to which Kinko's will acquire the Company.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) EXHIBITS

99.1 Text of Press release issued by Kinko's, Inc. and ImageX, Inc., dated March 3, 2003.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       IMAGEX, INC.


                                       By: /s/ RICHARD P. BEGERT
                                           -------------------------------------
                                           Richard P. Begert
                                           President and Chief Executive Officer

Dated: March 3, 2003

                                  EXHIBIT INDEX

Exhibit
Number                                 Description

99.1 Text of Press release issued by Kinko's, Inc. and ImageX, Inc., dated March 3, 2003.

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